McGLADREY & PULLEN, LLP                                   RSM
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Certified Public Accountants                              International

                         CONSENT OF INDEPENDENT AUDITORS
                         -------------------------------

We hereby consent to the incorporation by reference into this Registration Statement on Form S-8 of our report, dated February 11, 2000, which appears in the Annual Report of Form 10-K of Cone Mills Corporation for the fiscal year ended January 2, 2000.
                                            /s/McGLADREY & PULLEN, LLP

                                             McGLADREY & PULLEN, LLP
Greensboro, North Carolina
May 15, 2000